______________________________________________________________________________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) March 9, 2006

The National Collegiate Student Loan Trust 2006-1

(Exact Name of Registrant as Specified in Charter)

DELAWARE	333-128413-01	06-6550395
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street, 34th Floor, Boston, MA		02199-8157
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code	(800) 895-4283

______________________________________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.    Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable
(c)	Exhibits:
25.1	Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE NATIONAL COLLEGIATE STUDENT LOAN TRUST 2006-1

By:	GATE HOLDINGS, INC., OWNER

By:	/s/ John A. Hupalo
Name: John A. Hupalo
Title: Vice President

Dated: March 14, 2006

EXHIBIT INDEX

Exhibit
Number	Description
25.1	Statement of Eligibility of U.S. Bank National Association on Form T-1 under the Trust Indenture Act of 1939 of a corporation designated to act as trustee.